Exhibit (a)(1)(ii)

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY INVECTURE GROUP, S.A. de C.V. TO PURCHASE, ON AND SUBJECT TO THE TERMS OF THE OFFER, ALL OF THE ISSUED AND OUTSTANDING COMMON SHARES, OTHER THAN ANY COMMON SHARES DIRECTLY OR INDIRECTLY OWNED BY INVECTURE GROUP, S.A. de C.V. OR ANY OF ITS AFFILIATES.

LETTER OF TRANSMITTAL

for Deposit of Common Shares of

KIMBER RESOURCES INC.

under the Offer dated October 10, 2013 made by

INVECTURE GROUP, S.A. de C.V.

USE THIS LETTER OF TRANSMITTAL IF:

1. YOU ARE DEPOSITING COMMON SHARE CERTIFICATE(S); OR

2. YOU ARE FOLLOWING PROCEDURES FOR BOOK-ENTRY TRANSFER WITH DTC/CDS AND DO NOT HAVE AN AGENT’S MESSAGE; OR

3. YOU PREVIOUSLY DEPOSITED COMMON SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

THE OFFER IS OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (TORONTO TIME) ON NOVEMBER 15, 2013 (THE “EXPIRY TIME”), UNLESS THE OFFER IS EXTENDED OR WITHDRAWN IN ACCORDANCE WITH ITS TERMS.

This Letter of Transmittal or a manually executed facsimile hereof, properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must accompany share certificates representing common shares (the “Common Shares”) of Kimber Resources Inc. (“Kimber”) deposited pursuant to the Offer made by Invecture Group, S.A. de C.V. (the “Offeror”), to purchase, on and subject to the terms of the Offer, all of the issued and outstanding Common Shares, other than any Common Shares owned directly or indirectly by the Offeror and its affiliates, and including any Common Shares that may become issued and outstanding after the date of the Offer but prior to the Expiry Time upon the conversion, exchange or exercise of any Kimber Convertible Securities, at a price of Cdn$0.15 in cash per Common Share, and must be received by Computershare Investor Services Inc. (the “Depositary”), at or prior to the Expiry Time at its office in Toronto, Ontario, Canada listed below.

Holders of Common Shares (the “Shareholders”) may also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, “Manner of Acceptance – Acceptance by Book-Entry Transfer”. A Shareholder accepting the Offer by following the procedures for book-entry transfer does not need to use this Letter of Transmittal unless such Shareholder is following the procedures for book-entry transfer with DTC and does not have an accompanying Agent’s Message. Shareholders, through their respective CDS participants, that utilize CDSX to accept the Offer through a book-entry transfer shall be deemed to have completed and delivered a Letter of Transmittal and to be bound by the terms hereof.

Shareholders whose certificates are not immediately available, or that cannot complete the procedure for book-entry transfer of the Common Shares on a timely basis, or whose certificates and all other required documents cannot be delivered to the Depositary at or prior to the Expiry Time, must deposit their Common Shares under the Offer in compliance with the procedures for guaranteed delivery set forth in Section 3 of the Offer, “Manner of Acceptance – Procedure for Guaranteed Delivery”, using the accompanying Notice of Guaranteed Delivery or a manually executed facsimile thereof. See Instruction 2 herein, “Procedure for Guaranteed Delivery”.

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Certain capitalized terms used but not defined in this Letter of Transmittal which are defined in the Glossary to the Offer have the respective meanings ascribed thereto in such Glossary. All references to “Cdn$” and “$” and “dollars” in this Letter of Transmittal are to Canadian dollars, except where otherwise indicated.

Questions and requests for assistance in completing this Letter of Transmittal may be directed to the Depositary. The contact details for the Depositary are provided on the last page of this document. Shareholders whose Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact that nominee for assistance if they wish to accept the Offer in order to take the necessary steps to be able to deposit such Common Shares under the Offer.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND, IF YOU ARE A U.S. SHAREHOLDER (AS DEFINED BELOW), YOU MUST ALSO COMPLETE THE FORM W-9 SET FORTH BELOW (SEE INSTRUCTION 9 HEREIN, “FORM W-9 FOR U.S. SHAREHOLDERS”).

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	Invecture Group, S.A. de C.V.

AND TO:	Computershare Investor Services Inc., as Depositary, at its office set out herein

The undersigned delivers to you the enclosed certificate(s) representing Common Shares deposited under the Offer. Subject only to the provisions of the Offer regarding withdrawal, the undersigned irrevocably accepts the Offer for such Common Shares upon the terms and conditions contained in the Offer. The following are the details of the enclosed certificate(s):

BOX 1
COMMON SHARES (Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the form below.)
Certificate Number(s) (if available)	Name(s) in which Registered (please print and fill in exactly as name(s) appear(s) on certificate(s))	Number of Common Shares Represented by Certificate	Number of Common Shares Deposited*

TOTAL:

*	Unless otherwise indicated, the total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 7 of this Letter of Transmittal, “Partial Deposits”.

The undersigned acknowledges receipt of the Offer (the “Offer”) and the accompanying circular (the “Circular”) and acknowledges that there will be a binding agreement between the undersigned and the Offeror, effective immediately following the time at which the Offeror takes up the Common Shares deposited by the undersigned covered by this Letter of Transmittal (the “Deposited Common Shares”), in accordance with the terms and conditions of the Offer. The undersigned represents and warrants that: (i) the undersigned or the person or persons on whose behalf a book-entry transfer is made has full power and authority to deposit, sell, assign and transfer the Deposited Common Shares and all rights and benefits arising from such Deposited Common Shares including, without limitation, any and all dividends, distributions, payments, securities, property or other interests that may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Common Shares or any of them on and after the date of the Offer, including, without limitation, any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, “Distributions”); (ii) the undersigned or the person or persons on whose behalf a book-entry transfer is made owns the Deposited Common Shares and any Distributions deposited pursuant to the Offer; (iii) the Deposited Common Shares or Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Common Shares, to any other person; (iv) the deposit of the Deposited Common Shares and Distributions complies with applicable laws; and (v) when the Deposited Common Shares are taken up and paid for by the Offeror, the Offeror will acquire good title thereto (and to any Distributions), free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, on the terms and subject to the conditions set forth in the Offer and in this Letter of Transmittal, subject only to withdrawal rights set out in the Offer, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Common Shares and (unless deposit is made pursuant to the procedure for book-entry transfers) delivers to the Offeror the enclosed Common Share certificate(s) representing the Deposited Common Shares and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Common Shares and in and to all rights and benefits arising from such Deposited Common Shares, whether or not separated from the Common Shares, and any and all Distributions.

If, on or after the date of the Offer, Kimber should divide, combine, reclassify, consolidate, convert or otherwise change any of the Common Shares or its capitalization, or disclose that it has taken or intends to take any such action, then the Offeror may, in its sole discretion and without prejudice to its rights under Section 4 of the Offer, “Conditions of the Offer”, make such adjustments as it considers appropriate to the purchase price and other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the amount payable therefor) to reflect such division, combination, reclassification, consolidation, conversion, or other change.

Common Shares and any Distributions acquired pursuant to the Offer shall be transferred by the Shareholder and acquired by the Offeror free and clear of all liens, restrictions, charges, encumbrances, claims and equities and together with all rights and benefits arising therefrom, including without limitation, the right to any and all dividends, distributions, payments, securities, property, rights, assets or other interests that may be accrued, declared, paid, issued, distributed, made or transferred on or after the date of the Offer on or in respect of the Common Shares, whether or not separated from the Common Shares.

If, on or after the date of the Offer, Kimber should declare, set aside or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to any Common Share, which is or are payable or distributable to Shareholders on a record date prior to the date of transfer into the name of the Offeror or its nominee or transferee on the securities register maintained by or on behalf of Kimber in respect of Common Shares taken up under the Offer, then (and without prejudice to its rights under Section 4 of the Offer, “Conditions of the Offer”): (a) in the case of any such cash dividends, distributions or payments that in an aggregate amount do not exceed the consideration per Common Share payable, the amount of the dividends, distributions or payments will be received and held by the depositing Shareholder for the account of the Offeror until the Offeror pays for such Common Shares and the purchase price per Common Share payable by the Offeror pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment; and (b) in the case of any such cash dividends, distributions or payments that in an aggregate amount exceeds the consideration per Common Share payable by the Offeror pursuant to the Offer, or in the case of any non-cash dividend, distribution, payment, securities, property, rights, assets or other interests, the whole of any such dividend, distribution, payment, securities, property, rights, assets or other interests (and not simply the portion that exceeds the purchase price per Common Share payable by the Offeror under the Offer) will be received and held by the depositing Shareholder for the account of the Offeror and will be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as the owner of any such dividend, distribution, payment, securities, property, rights, assets or other interests and may withhold the entire purchase price payable by the Offeror under the Offer or deduct from the consideration payable by the Offeror under the Offer the amount or value thereof, as determined by the Offeror in its sole discretion.

The undersigned irrevocably constitutes and appoints, effective on and after the time (the “Effective Time”) that the Offeror takes up the Deposited Common Shares, each director and officer of the Offeror, and any other person designated by the Offeror in writing, as the true and lawful agent, attorney and attorney-in-fact and proxy of the holder of the Deposited Common Shares covered by this Letter of Transmittal (which Deposited Common Shares upon being taken up are, together with any Distributions thereon, hereinafter referred to as the “Purchased Securities”), with respect to the Purchased Securities, with full power of substitution (such powers of attorney, being coupled with an interest, being irrevocable), in the name of and on behalf of such Shareholder:

(i)	to register or record the transfer and/or cancellation of Purchased Securities (to the extent consisting of securities) on the appropriate registers maintained by or on behalf of Kimber;

(ii)

for so long as any such Purchased Securities are registered or recorded in the name of such Shareholder, to exercise any and all rights of such Shareholder including, without limitation, the right to vote, to execute and deliver (provided the same is not contrary to applicable laws), as and when requested by the Offeror, any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any Purchased Securities, to revoke any such instruments, authorizations or consents given prior to or after the Effective Time, and to designate in any such instruments, authorizations or consents any person or persons as the proxyholder of such Shareholder in respect of such Purchased Securities for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Kimber;

(iii)	to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any cheques or other instruments representing any Distributions payable to or to the order of, or endorsed in favour of such Shareholder; and

(iv)	to exercise any other rights of a holder of the Purchased Securities with respect to such Purchased Securities.

The undersigned accepts the Offer under the terms of this Letter of Transmittal (including by book-entry transfer) and revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the Shareholder at any time with respect to the Common Shares deposited under the Offer and not withdrawn and any Distributions. The undersigned agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted by or on behalf of the depositing Shareholder with respect to such Common Shares and Distributions unless such Common Shares are not taken up and paid for under the Offer or are withdrawn in accordance with Section 8 of the Offer, “Withdrawal of Deposited Common Shares”.

The undersigned also agrees not to vote any of the Purchased Securities at any meeting (whether annual, special or otherwise or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Kimber, and, except as may otherwise be agreed with the Offeror, not to exercise any of the other rights or privileges attached to the Purchased Securities, and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents in respect of all or any of the Purchased Securities, and agrees to appoint in any such instruments of proxy, authorizations or consents, the person or persons specified by the Offeror as the proxy or the proxy nominee(s) of the holder of the Purchased Securities. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holders of such Purchased Securities with respect thereto will be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto.

The undersigned covenants to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to the Offeror and to give effect to the covenants of the undersigned under the terms of the Offer. Each authority herein conferred or agreed to be conferred is, to the extent permitted by applicable law, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by applicable law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.

The Depositary will act as the agent of persons that have deposited Common Shares under the Offer for the purposes of receiving payment from the Offeror and transmitting such payment to such persons, and receipt of payment by the Depositary will be deemed to constitute receipt of payment by persons depositing Common Shares under the Offer.

All payments under the Offer will be paid in Canadian dollars.

Settlement with each Shareholder that has deposited (and not withdrawn) Common Shares under the Offer will be made by the Depositary issuing or causing to be issued a cheque (except for payments in excess of $25 million, which will be made by wire transfer, as set out in this Letter of Transmittal) payable in Canadian funds in the amount to which the person depositing Common Shares is entitled. Unless otherwise directed in this Letter of Transmittal, the cheque will be issued in the name of the registered holder of the Deposited Common Shares. Unless the person depositing the Common Shares instructs the Depositary to hold the cheque for pick-up by checking the appropriate box (Block D – Special Pick-up Instructions) in this Letter of Transmittal, the cheque will be forwarded by first class mail to such person at the address specified in this Letter of Transmittal. If no such address is specified, the cheque will be sent to the address of the registered holder as shown on the securities register maintained by or on behalf of Kimber. Cheques mailed in accordance with this paragraph will be deemed to be delivered at the time of mailing. Pursuant to applicable laws, the Offeror may, in certain circumstances, be required to make withholdings from the amount otherwise payable to a Shareholder.

The undersigned further understands and acknowledges that under no circumstance will interest accrue or any amount be paid by the Offeror or the Depositary by reason of any delay in making payments for Common Shares to any person on account of Common Shares accepted for payment under the Offer.

If any Common Shares deposited under the Offer are not taken up and paid for pursuant to the terms and conditions of the Offer for any reason, certificates for Common Shares not taken up and paid for will be returned, at the Offeror’s expense, to the depositing Shareholder as soon as practicable following the Expiry Time or withdrawal of the Offer by either: (a) sending certificates representing such unpurchased Common Shares or by returning the deposited certificates (and other relevant documents); or (b) in the case of Common Shares deposited by book-entry transfer pursuant to the procedures set out in Section 3 of the Offer, “Manner of Acceptance – Acceptance by Book-Entry Transfer”, such Common Shares will be credited to the depositing Shareholder’s account maintained by CDS or DTC, as applicable. Any such certificates (and other relevant documents) will be forwarded by first class mail to the address of the depositing Shareholder specified in this Letter of Transmittal or, if such name or address is not so specified, in such name and to such address as shown on the Common Share register maintained by or on behalf of Kimber.

Shareholders will not be required to pay any fee or commission if they accept the Offer by depositing their Common Shares directly with the Depositary.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l‘usage d’une version anglaise de la présente lettre d’envoi, le soussigné est réputé avoir demandé que tout contrat attesté par l’offre, telle qu’elle est acceptée au moyen de la présente lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

SHAREHOLDER INFORMATION AND INSTRUCTIONS

Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.

BLOCK A PAYMENT INSTRUCTIONS ISSUE CHEQUE(S) IN THE NAME OF: (please print or type)	BLOCK B DELIVERY INSTRUCTIONS * SEND CHEQUE (unless Block D is checked) TO: (please print or type)

☐ Same address as Block A or to:

(Name)	(Name)

(Street Address and Number)	(Street Address and Number)

(City and Province or State)	(City and Province or State)

(Country and Postal or Zip Code)	(Country and Postal or Zip Code)

(Telephone – Business Hours)	(Telephone – Business Hours)

(Tax Identification, Social Insurance or Social Security Number)	(Tax Identification, Social Insurance or Social Security Number)
* The delivery instructions given in this Block B will also be used to return certificate(s) representing Common Shares if required for any reason.

BLOCK C

TAXPAYER IDENTIFICATION NUMBER

U.S. residents or citizens must provide their Taxpayer Identification Number

(Taxpayer Identification Number)

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Form W-9 included on page 10, or otherwise provide certification that you are exempt from backup withholding. See Instruction 9, “Form W-9 for U.S. Shareholders”.

BLOCK D

SPECIAL PICK-UP INSTRUCTIONS

☐ Hold cheque for pick-up at the offices of the Depositary where this Letter of Transmittal is deposited.

(check box if applicable)

BLOCK E

DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY

☐ CHECK HERE IF COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO, ONTARIO, CANADA OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)

Name of Registered Shareholder
Date of Execution of Guaranteed Delivery
Window Ticket Number (if any)
Name of Institution which Guaranteed Delivery

SHAREHOLDER SIGNATURE

By signing below, the Shareholder expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 4):	Dated: , 2013

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5)

Name of Guarantor (please print or type)	Name of Shareholder or Authorized Representative (please print or type)

Address of Guarantor (please print or type)	Daytime telephone number and facsimile of Shareholder or Authorized Representative

Tax Identification, Social Insurance or Social Security Number of Shareholder

Additional Signatures for joint Shareholders (if required):	Dated: , 2013

Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5)

Name of Shareholder or Authorized Representative (please print or type)

Daytime telephone number and facsimile of Shareholder or Authorized Representative

Tax Identification, Social Insurance or Social Security Number of Shareholder

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service
Request for Taxpayer Identification Number and Certification
Give Form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.
Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:
Exemptions (see instructions):
Individual/sole proprietor C Corporation S Corporation Partnership Trust/estate
Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)
Exempt payee code (if any)
Exemption from FATCA reporting code (if any)
Other (see instructions)
Address (number, street, and apt. or suite no.)
Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3. Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.
Social security number - - Employer identification number -
Part II Certification
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. l am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.
Sign Here Signature of U.S. person Date
General Instructions
Section references are to the Internal Revenue Code unless otherwise noted. Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.
Purpose of Form
A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.
Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
An individual who is a U.S. citizen or U.S. resident alien,
A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
An estate (other than a foreign estate), or
A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.
Cat. No. 10231X Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013) Page 2
In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:
In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,
In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and
In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.
Also see Special rules for partnerships on page 1.
What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.
Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.
Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.
Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.
Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).
Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.
Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.
Exemptions
If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Form W-9 (Rev. 8-2013) Page 3
Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
The following codes identify payees that are exempt from backup withholding:
1 - An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2 - The United States or any of its agencies or instrumentalities
3 - A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
4 - A foreign government or any of its political subdivisions, agencies, or instrumentalities
5 - A corporation
6 - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States
7 - A futures commission merchant registered with the Commodity Futures Trading Commission
8 - A real estate investment trust
9 - An entity registered at all times during the tax year under the Investment Company Act of 1940
10 - A common trust fund operated by a bank under section 584(a)
11 - A financial institution
12 - A middleman known in the investment community as a nominee or custodian
13 - A trust exempt from tax under section 664 or described in section 4947
The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.
IF the payment is for... THEN the payment is exempt for...
Interest and dividend payments All exempt payees except for 7
Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends
Payments over $600 required to be reported and direct sales over $5,0001 Exempt payees 1 through 4 Generally, exempt payees 1 through 52
Payments made in settlement of payment card or third party network transactions Exempt payees 1 through 4
1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.
Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.
A - An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B - The United States or any of its agencies or instrumentalities
C - A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
D - A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)
E - A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)
F - A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G - A real estate investment trust
H - A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I - A common trust fund as defined in section 584(a)
J - A bank as defined in section 581
K - A broker
L - A trust exempt from tax under section 664 or described in section 4947(a)(1)
M - A tax exempt trust under a section 403(b) plan or section 457(g) plan
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.
Signature requirements. Complete the certification as indicated in items 1 through 5 below.
1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013) Page 4
What Name and Number To Give the Requester
For this type of account: Give name and SSN of:
1. Individual
2. Two or more individuals (joint account)
3. Custodian account of a minor (Uniform Gift to Minors Act)
4. a. The usual revocable savings trust (grantor is also trustee)
b. So-called trust account that is not a legal or valid trust under state law
5. Sole proprietorship or disregarded entity owned by an individual
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))
The individual
The actual owner of the account or, if combined funds, the first individual on the account1
The minor2
The grantor-trustee1
The actual owner1
The owner3 The grantor*
For this type of account:
Give name and EIN of:
7. Disregarded entity not owned by an individual
8. A valid trust, estate, or pension trust
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553
10. Association, club, religious, charitable, educational, or other tax-exempt organization
11. Partnership or multi-member LLC
12. A broker or registered nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671 -4(b)(2)(i)(B))
The owner
Legal entity4 The corporation
The organization
The partnership The broker or nominee The public entity
The trust
1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2Circle the minor’s name and furnish the minor’s SSN.
3You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
*Note. Grantor also must provide a Form W-9 to trustee of trust.
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:
Protect your SSN,
Ensure your employer is protecting your SSN, and
Be careful when choosing a tax preparer.
If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.
If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.
Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).
Visit IRS.gov to learn more about identity theft and how to reduce your risk.
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART 1 OF THE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of the gross proceeds of such payment made to me shall be withheld.

Signature of U.S. person	Date

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)	This Letter of Transmittal, or a manually executed facsimile hereof, properly completed and duly executed, covering the Common Shares deposited pursuant to the Offer, in either case with the signature(s) guaranteed if required in Instruction 4 below, together with accompanying certificate(s) representing the Deposited Common Shares (or, alternatively, a Book-Entry Confirmation transfer with respect thereto) and all other documents required by the terms of the Offer and this Letter of Transmittal, must be physically received by the Depositary at its Toronto, Ontario, Canada office specified on the back of this Letter of Transmittal at or prior to 5:00 p.m. (Toronto time) on November 15, 2013, the Expiry Time, unless the Offer is extended or withdrawn or unless the procedure for guaranteed delivery set out in Instruction 2 below, “Procedure for Guaranteed Delivery”, is used. Shareholders accepting the Offer through book-entry transfer must make sure that the required documents are received by the Depositary at its offices in Toronto, Ontario, Canada.

(b)	The method of delivery of this Letter of Transmittal, any accompanying certificate(s) representing Common Shares and all other required documents is at the option and risk of the person delivering these documents. The Offeror recommends that such documents be delivered by hand to the Depositary and that a receipt be obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary at or prior to the Expiry Time. Delivery will only be effective upon physical receipt by the Depositary.

(c)	Shareholders whose Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact that nominee for assistance if they wish to accept the Offer and in order to take the necessary steps to be able to deposit such Common Shares under the Offer.

2.	Procedure for Guaranteed Delivery

If a Shareholder wishes to deposit Common Shares pursuant to the Offer and: (a) the certificate(s) representing such Common Shares is (are) not immediately available, (b) the Shareholder cannot complete the procedure for book-entry transfer of the Common Shares on a timely basis, or (c) the certificates and all other required documents cannot be delivered to the Depositary at or prior to the Expiry Time, such Common Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

(a)	the deposit is made by or through an Eligible Institution (as defined below);

(b)	a properly completed and executed Notice of Guaranteed Delivery (printed on GREEN paper) in the form accompanying the Offer, or a manually executed facsimile thereof, including the guarantee of delivery by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at its office in Toronto, Ontario, Canada specified in the Notice of Guaranteed Delivery at or prior to the Expiry Time; and

(c)	the certificate(s) representing all deposited Common Shares in proper form for transfer, together with this Letter of Transmittal, or a manually executed facsimile hereof, properly completed and duly executed as required by the instructions set out in this Letter of Transmittal (including signature guarantee if required), or, in the case of a book-entry transfer, a Book-Entry Confirmation with respect to such deposited Common Shares and, in the case of DTC accounts, a Letter of Transmittal, or a manually executed facsimile thereof, properly completed and duly executed (including signature guarantee, if required), or an Agent’s Message in lieu of a Letter of Transmittal, and all other documents required by the terms of the Offer and this Letter of Transmittal, are received by the Depositary at its office in Toronto, Ontario, Canada specified in this Letter of Transmittal prior to 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time.

The Notice of Guaranteed Delivery must be delivered by mail, hand or courier or transmitted by facsimile transmission to the Depositary at its office in Toronto, Ontario, Canada specified in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and the Letter of Transmittal and accompanying certificate(s) representing Common Shares and all other required documents to any office other than the Toronto, Ontario, Canada office of the Depositary specified in the Letter of Transmittal does not constitute delivery for purposes of satisfying a guaranteed delivery.

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and/or in the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

3.	Signatures

This Letter of Transmittal must be complete and executed by the Shareholder accepting the Offer described above or by such Shareholder’s duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter of Transmittal is signed by the registered Shareholder(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond exactly with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

(b)	Notwithstanding Instruction 3(a), if this Letter of Transmittal is executed by a person other than the registered Shareholder(s) of the accompanying certificate(s) deposited herewith, or if the cheque(s) is to be issued or delivered to a person other than the registered Shareholder(s), or if the certificate(s) representing Common Shares in respect of which the Offer is not being accepted are to be returned to a person other than such registered Shareholder(s) or sent to an address other than the address of the registered Shareholder(s) shown on the securities register maintained by or on behalf of Kimber:

(i)	the accompanying certificate(s) must be endorsed, or be accompanied by an appropriate Common Share transfer power of attorney, in either case, duly and properly completed by the registered Shareholder(s); and

(ii)	the signature(s) on such endorsement panel or Common Share transfer power of attorney must correspond exactly to the name(s) of the registered Shareholder(s) as registered or as written on the face of the certificate(s) and must be guaranteed by an Eligible Institution, as noted in Instruction 4 below.

4.	Guarantee of Signatures

If this Letter of Transmittal is executed by a person other than the registered Shareholder(s) of the certificate(s) deposited herewith, or if the cheque(s) is to be issued or delivered to a person other than the registered Shareholder(s), or if the certificate(s) representing Common Shares in respect of which the Offer is not being accepted are to be returned to a person other than such registered Shareholder(s), or sent to an address other than the address of the registered Shareholder(s) as shown on the securities register maintained by or on behalf of Kimber, such signature(s) must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of such person’s authority to act. Either the Offeror or the Depositary, at its sole discretion, may require additional evidence of authority or additional documentation.

6.	Delivery Instructions

If any cheque(s) are to be sent to or, in respect of partial deposits of Common Shares, certificates representing Common Shares are to be returned to, someone at an address other than the address of the Shareholder as it appears in Block A on this Letter of Transmittal, entitled “Payment Instructions”, then Block B on this Letter of Transmittal, entitled “Delivery Instructions” should also be completed. If Block B is not completed, any cheque(s) will be mailed to the depositing Shareholder at the address of such Shareholder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such Shareholder as it appears on the securities register maintained by or on behalf of Kimber. Any cheque(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.	Partial Deposits

If less than the total number of Common Shares evidenced by any certificate(s) submitted is to be deposited, fill in the number of Common Shares to be deposited in the appropriate space in Box 1 on this Letter of Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered Shareholder as soon as practicable after the Expiry Time (unless otherwise provided in Block B on this Letter of Transmittal). The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated. Note that this Instruction is not applicable to Shareholders that deposit their Common Shares by book-entry transfer.

8.	Form W-9 for U.S. Shareholders

United States federal income tax law generally requires a U.S. Shareholder that receives cash in exchange for Common Shares to provide the Depositary with its correct Taxpayer Identification Number (a “TIN”), which, in the case of a Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by the U.S. Shareholder by filing a U.S. tax return.

To prevent backup withholding, each U.S. Shareholder must provide such holder’s correct TIN by completing the Form W-9 set out in this document, which requires such holder to certify under penalty of perjury: (1) that the TIN provided is correct (or that such holder is awaiting a TIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the holder that it is no longer subject to backup withholding; (3) that the holder is a U.S. citizen or other U.S. person (including a U.S. resident alien); and (4) that, if applicable, the holder is exempt from FATCA reporting as indicated by the FATCA code provided on the Form W-9.

Exempt holders are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part I of Form W-9, and sign and date the form. See the enclosed Form W-9 for additional instructions.

If Common Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Form W-9 for information on which TIN to report.

If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the enclosed Form W-9 for instructions on applying for a TIN, (ii) write “Applied For” in the space for the TIN in Part I of the Form W-9, and (iii) sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the IRS.

If the Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. Such appropriate IRS Form W-8 may be obtained from the Depositary.

A U.S. SHAREHOLDER THAT FAILS TO PROPERLY COMPLETE THE FORM W- 9 SET FORTH IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE OFFEROR IS INFORMING YOU THAT (A) ANY DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES HEREIN IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE UNITED STATES FEDERAL TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) ANY SUCH DISCUSSION WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE OFFER BY THE OFFEROR, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

9.	Currency of Payment

All payments under the Offer will be made in Canadian dollars.

10.	Miscellaneous

(a)	If the space in Box 1 of this Letter of Transmittal is insufficient to list all certificates for Common Shares, additional certificate numbers and number of securities may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Deposited Common Shares are registered in different forms (e.g. ‘John Doe’ and ‘J. Doe’) a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Transmittal, or a manually executed facsimile hereof, waive any right to receive any notice of the acceptance of Deposited Common Shares for payment, except as required by applicable laws.

(d)	The Offer and all agreements resulting from the acceptance of the Offer shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia and all courts competent to hear appeals therefrom.

(e)	Except as set out in the Offer and Circular, the Offeror has not agreed to pay any fees or commissions to any investment advisor, stockbroker, dealer or other person for soliciting deposits of Common Shares under the Offer.

(f)	Before completing this Letter of Transmittal, you are urged to carefully read the accompanying Offer and Circular.

(g)	All questions as to the validity, form, eligibility (including, without limitation, timely receipt) and acceptance of any Common Shares deposited under the Offer will be determined by the Offeror in its sole discretion. The Offeror reserves the absolute right to reject any and all deposits that it determines not to be in proper form. The Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Common Shares. There shall be no duty or obligation of the Offeror, the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred or suffered by any of them for failure to give any such notice. The Offeror reserves the right to permit the Offer to be accepted in a manner other than that set forth in the Offer and Circular.

(h)	Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary at its addresses shown on the last page of this Letter of Transmittal. Copies of this Letter of Transmittal and related materials may also be accessed under Kimber’s profile at www.sedar.com and on EDGAR at www.sec.gov.

11.	Lost Certificates

If a certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss to the Depositary at its office in Toronto, Ontario, Canada. The Depositary will forward such letter to Kimber’s registrar and transfer agent for the Common Shares so that the transfer agent may provide replacement instructions. Please provide your telephone number so that the Depositary or Kimber’s transfer agent may contact you. If a certificate has been lost, destroyed, mutilated or mislaid, the foregoing action must be taken sufficiently in advance of the Expiry Time in order to obtain a replacement certificate in sufficient time to permit the Common Shares represented by the replacement certificate to be deposited to the Offer at or prior to the Expiry Time.

12.	Assistance

THE DEPOSITARY (SEE BACK PAGE OF THIS LETTER OF TRANSMITTAL FOR ADDRESSES AND TELEPHONE NUMBERS), OR YOUR INVESTMENT ADVISOR, STOCKBROKER, BANK MANAGER, TRUST COMPANY MANAGER, ACCOUNTANT, LAWYER OR OTHER PROFESSIONAL ADVISOR CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

THIS LETTER OF TRANSMITTAL OR A MANUALLY EXECUTED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES REPRESENTING DEPOSITED COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY EXECUTED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

13.	Privacy Notice

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you – from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, computershare.com, or by writing us at 100 University Ave, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

The Depositary for the Offer is:

Computershare Investor Services Inc.

By Mail P.O. Box 7021 31 Adelaide Street E. Toronto, Ontario M5C 3H2 Attention: Corporate Actions	By Registered Mail, by Hand or by Courier 100 University Avenue 8th Floor Toronto, Ontario M5J 2Y1 Attention: Corporate Actions

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Any questions and requests for assistance may be directed by Shareholders to the Depositary at the telephone numbers and locations set out above. Shareholders whose Common Shares are registered in the name of an investment advisor, stock broker, bank, trust company or other nominee should immediately contact that nominee for assistance concerning the Offer.